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                                                              EXHIBIT 10.18

KEYBANK NATIONAL ASSOCIATION
A KeyCorp Bank

SPECIAL ASSETS DEPARTMENT
MS-WA-31-01-0475
1101 PACIFIC AVENUE
P.O. BOX 11500
TACOMA, WASHINGTON 98411-5500

B. Peter Lofgren
Vice President

June 25, 2003

Pacific Aerospace and Electronics, Inc.
Attn: Charles Miracle and Donald Wright
434 Olds Station Road
Wenatchee, WA 98801

Re: Loans #357577-9001 and 357577-9002

Gentlemen:

KeyBank will hereby extend the forbearance time on your covenant defaults from March 31, 2004 to December 31, 2004. This extension is being granted based on the timely monthly payments of your loans over the past ten months and the pay-off of the KeyCorp lease. This extension of the forbearance is conditioned upon there being no loan payment delinquency or default.

Should the company be unable to comply with all covenants by December 31, 2004, the Bank will be willing to revisit the matter in order to consider continued forbearance of those covenant violations not met at that time. Such considerations will be at the sole discretion of the Bank.

If you have any questions or require additional information please contact us at 253-305-7886.

Sincerely,

/s/ B. Peter Lofgren
    --------------------
    B. Peter Lofgren
    Vice President